Strong Performance Puts HIT in Morningstar’s

“Top 10 Managers” Class for 1st Quarter

With its continued strong performance, the AFL-CIO Housing Investment Trust (HIT) was recognized by Morningstar as one of the nation’s top 10 performers in its class for periods ending March 31, 2009. The HIT ranked as number three for the one-year period and number four for the five-year period. Morningstar compared fixed-income investment vehicles with a similar risk profile.

The HIT was ranked in Morningstar’s category of U.S. intermediate duration collective investment trusts. The findings were reported by Pensions & Investments on May 4.

The HIT achieved its high ranking as it outperformed its benchmark, [link] the Barclays Capital Aggregate Bond Index, by substantial margins at March 31, as seen in the chart below. Meanwhile, the stock market continued in negative territory. The Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index had negative returns of –39.7%, –38.0 % and –32.9%, respectively, for the one-year period ending March 31.

“The HIT’s approach to investing in high credit quality fixed-income securities continues to serve investors well,” said HIT Executive Vice President and Chief Portfolio Manager Chang Suh. “We have always emphasized capital preservation and current income. By prudently seeking relative value in multifamily mortgage securities, the HIT has generated significant collateral benefits in the form of jobs and housing in addition to its superior returns.” Suh’s discussion of first quarter performance can be viewed by following this link.

Morningstar provided the “Top 10 Managers” rankings to Pensions & Investments based on Morningstar’s Principia Separate Account database. The ranking includes funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The rankings compares 49 funds for the one-year period and 41 funds for the five-year period, based on performance results self-reported to Morningstar. The rankings are based on gross returns for the one- and five-year periods ended March 31, 2009, and reflect no deduction for expenses. Please see the HIT net performance data above, which does reflect deductions for expenses. The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20090504/CHART/305049946/-1/TOPPERFORMINGMANAGERS

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This article is an advertisement only for the HIT and not for any other investment vehicle. This should not be deemed an offer to sell or a solicitation of an offer to buy shares of any of the other investment vehicles listed/described in the Pensions & Investments table referenced above.